MIP1 & MIP2 Performance Shares PERFORMANCE SHARES AWARD AGREEMENT Corporation: Louisiana-Pacific Corporation, a Delaware corporation (inclusive of any relevant Subsidiaries, “Corporation”) Awardee: [Employee name] (“Participant”) Plan: Louisiana-Pacific Corporation 2022 Omnibus Stock Award Plan (the “Plan”) Target Award: Target number of [XXX] Share units (the “Target Award”), each unit representing a right to receive one Share subject to the terms and conditions of this Agreement and the Plan (“Performance Shares”) Grant Date: __________ ___, 20___ (“Grant Date”) Corporation and Participant agree as follows: 1. Defined Terms. Capitalized terms used but not otherwise defined in this Performance Shares Award Agreement (this “Agreement”) and the Statement of Performance Objectives have the meanings given them in the Plan. As used in this Agreement and/or the Statement of Performance Objectives: (a) “Original Vesting Date” means the third anniversary of the Grant Date, or, if later, the date on which the Administrator determines the extent to which the Performance Objectives have been achieved. (b) “Performance Objectives” means the performance goals established by the Administrator for the Performance Period as described in the Statement of Performance Objectives. (c) “Performance Period” means the period commencing on January 1, 20__ and ending on December 31, 20__. (d) “Retirement” means Participant’s voluntary Termination with Corporation or a Successor if the Rule of 70 is satisfied as of the immediately preceding December 31 or June 30, as applicable.

2 (e) “Rule of 70” means, and is deemed satisfied if, the sum of (i) Participant’s age, and (ii) the number of Participant’s years of continuous service to Corporation and/or the Successor, equals or exceeds seventy (70). For purposes of determining whether the “Rule of 70” has been satisfied, only completed years of service shall be counted as service years. (f) “Statement of Performance Objectives” means the statement of Performance Objectives as approved by the Administrator with respect to the Performance Shares on the Grant Date and attached as Exhibit A hereto. (g) “Vesting Date” means the Original Vesting Date, or, if earlier, the date on which the Performance Shares actually become earned and nonforfeitable by Participant pursuant to the terms of this Agreement. 2. Grant of Award of Performance Shares. As of the Grant Date, Corporation has granted to Participant an Award covering the number of Performance Shares set forth above, payment of which depends on Corporation’s performance as set forth in the Statement of Performance Objectives, as determined and certified by the Administrator in its sole discretion. Subject to the attainment of the Performance Objectives, Participant may earn between 0% and 200% of the Target Award of Performance Shares. 3. Acknowledgment. Participant acknowledges that the Award of Performance Shares is subject to the terms and conditions set forth in this Agreement, in the Statement of Performance Objectives and in the Plan. 4. Normal Earning of Performance Shares. Except as otherwise provided herein, Performance Shares covered by this Agreement shall be earned as of the applicable Vesting Date (a) only if Participant maintains a continuous Service Relationship with Corporation through the Vesting Date, and (b) only if and to the extent that the Administrator determines that the Performance Objectives have been attained. Any Performance Shares that become earned on an applicable Vesting Date shall be paid in accordance with Section 6. 5. Alternative Earning of Performance Shares; Forfeiture. (a) Effect of Death or Disability. If Participant experiences a Termination because of Participant’s death or Disability prior to the Original Vesting Date, then, if the Performance Shares have not previously been forfeited, (i) the date of such Termination shall be the Vesting Date, (ii)

3 the number of Performance Shares that shall be earned as of such Vesting Date shall be equal to the Target Award; provided, that if the Vesting Date determined under this Section 5(a) occurs after the last day of the Performance Period, the number of Performance Shares that shall be earned pursuant to this Section 5(a) shall be the number of Performance Shares that would have been earned in accordance with the terms of Section 4 if Participant had maintained his or her Service Relationship with Corporation from the Grant Date until the Original Vesting Date. (b) Effect of a Change of Control. (i) If in connection with a Change of Control, the Successor does not assume the Performance Shares, then if the Performance Shares have not previously been forfeited, the date of the Change of Control shall be the Vesting Date, and: (A) if such Vesting Date occurs after the last day of the Performance Period, then the number of Performance Shares that would have been earned on the Original Vesting Date pursuant to Section 4 above if Participant had remained in the continuous employ of Corporation from the Grant Date until the Original Vesting Date shall be earned as of the Vesting Date; or (B) if such Vesting Date occurs on or before the last day of the Performance Period, the number of Performance Shares that shall be earned as of such Vesting Date shall equal the greater of (x) the Target Award, and (y) the number of Performance Shares that would have been earned on the Original Vesting Date in accordance with Section 4 if Participant had maintained his or her Service Relationship with the Corporation from the Grant Date until the Original Vesting Date, determined as if the end date of the Performance Period were the date of the Change of Control and after the Performance Objectives have been adjusted to account for such shortened Performance Period by the Administrator in its sole discretion (such greater number, the “Adjusted Award”). (ii) If in connection with a Change of Control, the Successor assumes the Performance Shares that have not previously been forfeited, then subject to Section 5(b)(iii), the Original Vesting Date shall be the Vesting Date, and:

4 (A) if the Change of Control occurs after the last day of the Performance Period, then the number of Performance Shares that would have been earned on the Original Vesting Date pursuant to Section 4 above shall be earned as of such Vesting Date as long as Participant maintains his or her Service Relationship with the Successor through such Vesting Date; or (B) if the Change of Control occurs on or before the last day of the Performance Period, then a number of Performance Shares equal to the Adjusted Award shall be earned as of such Vesting Date as long as Participant maintains his or her Service Relationship with the Successor through such Vesting Date. (iii) Notwithstanding anything in Section 5(b)(ii) to the contrary, if Participant’s employment with the Successor (A) is involuntarily Terminated by the Successor within 12 months following the Change of Control for any reason other than Termination for Cause, or (B) is Terminated by Participant for Good Reason within 12 months following the Change of Control and Participant is or was a party to an employment or other agreement with Corporation (prior to the Change of Control) or the Successor that provides rights to Participant upon a Termination for Good Reason, then the date of such Termination described in (A) or (B) above shall be the Vesting Date, and the number of Performance Shares that shall have been earned as of such Vesting Date pursuant to Section 5(b)(ii) shall be paid in accordance with Section 6. (c) Effect of Retirement. If Participant experiences a Retirement (as defined below) on or after the first anniversary of the Grant Date but prior to the Original Vesting Date, then, if the Performance Shares have not previously been forfeited, (i) Section 5(d) shall not apply upon such Retirement, (ii) the Original Vesting Date shall be the Vesting Date, and (iii) a number of Performance Shares shall be earned as of such Vesting Date equal to the number of Performance Shares that would have been earned in accordance with Section 4 if Participant maintained his or her Service Relationship with the Corporation from the Grant Date until the Original Vesting Date; provided, that if a Change of Control occurs following Participant’s Retirement, then the date of such Change of Control shall be the Vesting Date and the number of Performance Shares that shall be earned as of such Vesting Date shall equal the number of Performance Shares that would have been earned in accordance with Section 5(b)(ii) if Participant had maintained his or her Service

5 Relationship with the Corporation and the Successor from the Grant Date until the Original Vesting Date. (d) Forfeiture. In the event that Participant ceases to maintain his or her Service Relationship with the Corporation (or a Successor) prior to the Original Vesting Date in a manner other than as specified in Sections 5(a), 5(b) or 5(c) hereof, Participant will immediately and automatically forfeit all Performance Shares subject to this Award, and Participant will cease to have any rights with respect to such Performance Shares. In addition, any portion of the Performance Shares that are not earned by Participant pursuant to Section 4, or alternatively in Section 5, shall be immediately forfeited upon the Administrator’s determination thereof. 6. Form and Time of Payment of Performance Shares. Any Performance Shares that become earned as set forth herein shall be paid and settled in the form of Shares. Any payment or settlement of such earned Performance Shares shall be made as soon as practicable following the applicable Vesting Date determined in accordance with this Agreement, but in no event after March 15 of the year following the Vesting Date. 7. Dividend Equivalents, Voting and Other Rights. During the Performance Period, Participant will not have any rights as a stockholder with respect to the Performance Shares (until the time Shares have been issued in settlement of the Performance Shares as described in Section 6). From and after the Grant Date and until the time when the Performance Shares are paid in accordance with Section 6 hereof, on the ex-dividend date with respect to any cash or other distribution or dividend (if any) to holders of Shares generally, Participant shall be credited with additional Performance Shares approximately equal in value, as determined by the Administrator, to the aggregate distribution to which Participant would have been entitled with respect to a number of Shares equal to the number of Performance Shares held by Participant pursuant to this Agreement (based on the maximum number of Shares that could be earned hereunder) to the extent the underlying Performance Shares have not yet been forfeited by Participant. Any Performance Shares credited pursuant to the immediately preceding sentence shall be subject to the same applicable terms and conditions (including vesting, payment and forfeiture) as apply to the Performance Shares with respect to which they were credited, and such amounts shall be paid in Shares at the same time as the Performance Shares to which they relate.

6 8. Performance Shares Nontransferable. Until payment is made to Participant as provided herein, neither Performance Shares granted hereby nor any interest therein or in the Shares related thereto shall be transferable other than by will or the laws of decent and distribution. 9. Tax Withholding. To the extent that Corporation is required to withhold any federal, state, or local taxes of any kind required by law with respect to the payment of earned Performance Shares pursuant to this Agreement, it shall be a condition that Participant made arrangements satisfactory to the Administrator for the satisfaction of any such withholding tax obligations. Corporation will not be required to make any payment on account of the Performance Shares until such obligations are satisfied. Unless otherwise determined by the Administrator, such withholding requirement shall be satisfied by retention by Corporation of a portion of the Shares to be delivered to Participant, and the Shares so retained shall be credited against such withholding requirement at the Fair Market Value per Share of such Shares on the date of such delivery. In no event will the Fair Market Value of the Shares to be withheld pursuant to this Section 9 to satisfy applicable withholding taxes exceed the amount of taxes required to be withheld by applying the maximum statutory rates. 10. Miscellaneous. (a) Compliance with Law. Corporation shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, that notwithstanding any other provision of the Plan and this Agreement, Corporation shall not be obligated to issue any Shares pursuant to this Agreement if the issuance thereof would result in a violation of any such law. (b) Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Agreement and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to Participant. This Agreement and Section 14.2 and the other provisions of the Plan shall be administered in a manner consistent with this intent, and any provision that would cause this Agreement or the Plan to fail to satisfy Section 409A of the Code shall have no force or effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by Corporation without the consent of Participant). Corporation has no duty or obligation to minimize the tax consequences

7 of this Award to Participant and will not be liable to Participant for any adverse tax consequences to Participant in connection with the Performance Shares. Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on him or her, or in respect of any payment or benefit delivered in connection with the Performance Shares (including any taxes and penalties under Section 409A of the Code), and Corporation shall not have any obligation to indemnify or otherwise hold Participant harmless from any of such taxes or penalties. As a condition to accepting this Award of Performance Shares, Participant agrees to not make any claim against Corporation, or any of its officers, Employees, Directors, Subsidiaries, and Affiliates related to tax liabilities arising from this Award or other compensation received from Corporation. (c) Interpretation. Any reference in this Agreement to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service. Except as expressly provided in this Agreement, capitalized terms used herein will have the meaning ascribed to such terms in the Plan. (d) No Employment Rights. The grant of the Award of Performance Shares under this Agreement to Participant is a voluntary, discretionary award being made on a one-time basis and it does not constitute a commitment to make any future awards. The grant of the Award of Performance Shares and any payments made hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing contained in this Agreement shall confer upon Participant any right to be employed or remain employed by Corporation, nor limit or affect in any manner the right of Corporation to terminate the employment or adjust the compensation of Participant. (e) Relation to Other Benefits. Any economic or other benefit to Participant under this Agreement or the Plan shall not be taken into account in determining any benefits to which Participant may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by Corporation and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of Corporation. (f) Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided,

8 however, that (i) no amendment shall materially adversely affect the rights of Participant under this Agreement without Participant’s written consent, and (ii) Participant’s consent shall not be required to an amendment that is deemed necessary by Corporation to ensure compliance with Section 409A of the Code or Section 10D of the Exchange Act. (g) Adjustments. The Performance Shares and the number of Shares issuable for the Performance Shares and the other terms and conditions of the Award evidenced by this Agreement are subject to adjustment as provided in Article 12 of the Plan. (h) Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable. (i) Relation to Plan. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern. The Administrator acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein or in the Plan, have the right to determine any questions which arise in connection with this Agreement. (j) Relation to Severance or Similar Agreements. In the event of any inconsistency between the provisions of this Agreement and any severance agreement, employment agreement or other similar written agreement then in effect between Participant, on the one hand, and Corporation or the Successor, on the other hand (the “Severance Agreement”), the terms of the Severance Agreement will control. (k) Successors and Assigns. Without limiting the provisions of this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Participant, and the successors and assigns of Corporation. (l) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

9 (m) Repayment Obligation. Notwithstanding anything in this Agreement to the contrary, Participant acknowledges and agrees that this Agreement and the Award described herein (and any settlement thereof) shall be subject to (i) the Corporation’s recoupment policy, as may be in effect from time to time (the “Compensation Recovery Policy”), and (ii) the recoupment obligations described in the Compensation Recovery Policy. (n) Acknowledgement. Participant acknowledges that Participant (i) has received a copy of the Plan, (ii) has had an opportunity to review the terms of this Agreement and the Plan, (iii) understands the terms and conditions of this Agreement and the Plan and (iv) agrees to such terms and conditions. (o) Electronic Delivery. Corporation may, in its sole discretion, deliver any documents related to the Performance Shares and Participant’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on- line or electronic system established and maintained by Corporation or another third party designated by Corporation. [signature page follows]

10 IN WITNESS WHEREOF, Corporation has caused this Agreement to be executed on its behalf by its duly authorized officer and Participant has executed this Agreement, effective as of _________, ___, 20__. Corporation: LOUISIANA-PACIFIC CORPORATION _____________________________________ By: [officer name] Its: [officer title] Participant: [Participant name]